UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 2, 2020

MORGAN STANLEY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11758

Delaware	36-3145972
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1585 Broadway, New York, New York, 10036

(Address of principal executive offices, including zip code)

(212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a shre of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a shre of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a shre of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a sare of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Morgan Stanley Cushing® MLP High Income Index ETNs due March 21, 2031	MLPY	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 2, 2020 (the “Closing Date”) of the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of February 20, 2020 (the “Merger Agreement”), by and among Morgan Stanley, a Delaware corporation (“Morgan Stanley”), E*TRADE Financial Corporation, a Delaware corporation (“E*TRADE”) and Moon-Eagle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Morgan Stanley (“Merger Sub”).

On the Closing Date, pursuant to the Merger Agreement, Merger Sub merged with and into E*TRADE, with E*TRADE continuing as the surviving corporation (the “Merger” and the surviving corporation, the “Surviving Corporation”). Pursuant to the Merger Agreement, immediately following the effective time of the Merger (the “Effective Time”), E*TRADE merged with and into Moon-Eagle Merger Sub II, LLC, a newly established wholly owned subsidiary of Morgan Stanley (“Second Merger Sub”), with Second Merger Sub continuing as the surviving entity with the name “E*TRADE Financial, LLC” (the “Second Merger” and, together with the Merger, the “Mergers”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of E*TRADE common stock, par value $0.01 per share (the “E*TRADE Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of E*TRADE common stock held (1) in treasury and (2) by Morgan Stanley (other than any such shares held by Morgan Stanley (i) in its fiduciary, representative or other capacity on behalf of other persons, (ii) as a result of debts previously contracted by it, (iii) in its capacity as an underwriter or market-maker or in connection with its proprietary trading or arbitrage activities or other similar activities in the ordinary course of business, (iv) in the context of its ordinary course brokerage (including prime brokerage), asset management, private banking, wealth management, research or similar activities or (v) in connection with its transactions that are undertaken by pension funds or employee benefit programs), which were cancelled at the Effective Time) were converted into the right to receive 1.0432 shares of Morgan Stanley common stock, par value $0.01 per share (together with the cash payments in lieu of fractional shares referred to in the following sentence, such consideration, the “Common Share Consideration”). No fractional shares of Morgan Stanley common stock were issued and each former E*TRADE stockholder who would otherwise have been entitled to receive a fraction of a share of Morgan Stanley common stock in connection with the Merger is entitled to receive in lieu thereof a cash payment (together with the Common Share Consideration, the “Common Merger Consideration”), without interest and subject to any applicable withholding taxes, in accordance with the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding E*TRADE restricted stock unit award that was eligible to vest solely based on continued service, restricted stock unit award that was eligible to vest based on the achievement of performance goals, restricted stock award made to directors of E*TRADE and deferred restricted stock unit award made to directors of E*TRADE vested (if unvested) and was cancelled and converted into the right to receive the Common Merger Consideration as if such award (including any shares of E*TRADE common stock in respect of dividend equivalent units credited thereon) had been settled in shares of E*TRADE common stock immediately prior to the Effective Time. In the case of restricted stock unit awards that were eligible to vest based on the achievement of performance goals, (i) with respect to any performance periods that are completed on or before the Effective Time, each such award vested at the greater of the target or actual level of performance, as determined by the Compensation Committee of E*TRADE’s board of directors prior to the Effective Time and (ii) with respect to any performance periods that are not completed on or before the Effective Time, each such award vested at the target level of performance.

Pursuant to the Merger Agreement, at the Effective Time, each share of E*TRADE’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share (the “E*TRADE Series A Preferred Stock”), outstanding immediately before the Effective Time was converted into the right to receive one share of Morgan Stanley Series M Preferred Stock (as defined in Item 5.03 below) with such rights, preferences, privileges and voting powers, and limitations and restrictions, that, taken as a whole, are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the E*TRADE Series A Preferred Stock, taken as a whole. Additionally, pursuant to the Merger Agreement and at the Effective Time, each share of E*TRADE’s Fixed-to Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share (the “E*TRADE Series B Preferred Stock”), outstanding immediately before the Effective Time was converted into the right to receive one share of Morgan Stanley Series N Preferred Stock (as defined in Item 5.03 below) with such rights, preferences, privileges and voting powers, and limitations and restrictions, that, taken as a whole, are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the E*TRADE Series B Preferred Stock, taken as a whole.

The foregoing description of the Mergers and the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Morgan Stanley’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 21, 2020, Commission File Number 1-11758, and which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Upon issuance of the Morgan Stanley Series M Preferred Stock and the Morgan Stanley Series N Preferred Stock (each as defined in Item 5.03 below) on October 2, 2020, the ability of Morgan Stanley (the “Registrant”) to (i) declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock and (ii) purchase, redeem or otherwise acquire for consideration, shares of its parity stock will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends on its Morgan Stanley Series M Preferred Stock or Morgan Stanley Series N Preferred Stock. “Junior stock” means (i) with respect to the Morgan Stanley Series M Preferred Stock, any class or series of capital stock of the Registrant that ranks junior to the Morgan Stanley Series M Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Registrant and (ii) with respect to the Morgan Stanley Series N Preferred Stock, any class or series of capital stock of the Registrant that ranks junior to the Morgan Stanley Series N Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Registrant. For both the Morgan Stanley Series M Preferred Stock and the Morgan Stanley Series N Preferred Stock, junior stock includes the Registrant’s common stock. “Parity stock” means (i) with respect to the Morgan Stanley Series M Preferred Stock, any other class or series of stock of the Registrant that ranks equally with the Morgan Stanley Series M Preferred Stock in the payment of dividends, whether cumulative or non-cumulative, and the distribution of assets upon liquidation, dissolution or winding up of the Registrant and (ii) with respect to the Morgan Stanley Series N Preferred Stock, any other class or series of stock of the Registrant that ranks equally with the Morgan Stanley Series N Preferred Stock in the payment of dividends, whether cumulative or non-cumulative, and the distribution of assets upon liquidation, dissolution or winding up of the Registrant. These restrictions are set forth in the Certificate of Designation establishing the terms of the Morgan Stanley Series M Preferred Stock and the Certificate of Designation establishing the terms of the Morgan Stanley Series N Preferred Stock, copies of which are filed as Exhibits 3.1, 3.2, 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On October 2, 2020, effective upon the consummation of the Mergers and pursuant to the terms of the Merger Agreement, which permits E*TRADE to designate one individual from the Board of Directors of E*TRADE reasonably acceptable to Morgan Stanley to become a director on the Board of Directors of Morgan Stanley (the “Board”), the Board increased the number of directors on the Board from 14 to 15 and elected Shelley B. Leibowitz to the Board. The Board determined that Shelley B. Leibowitz is independent in accordance with the director independence standards established under Morgan Stanley’s Corporate Governance Policies. Shelley B. Leibowitz served as a director of E*TRADE from December 2014 to the Effective Time and was a member of E*TRADE’s Governance Committee and Risk Oversight Committee. Shelley B. Leibowitz will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in “Item 1 − Election of Directors: Corporate Governance Practices − Director Compensation” of the Company’s Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 3, 2020.

Other than the Merger Agreement, there are no arrangements or understandings between Shelley B. Leibowitz and any other person pursuant to which Shelley B. Leibowitz was selected as a director of Morgan Stanley. There are no transactions in which Shelley B. Leibowitz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On October 1, 2020, the Registrant filed a Certificate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the terms of the Registrant’s Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series M, par value $0.01 per share, liquidation preference $1,000 per share (the “Morgan Stanley Series M Preferred Stock”). A copy of the Certificate of Designation relating to the Morgan Stanley Series M Preferred Stock is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 1, 2020, the Registrant filed a Certificate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the terms of the Registrant’s Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series N, par value $0.01 per share, liquidation preference $100,000 per share (the “Morgan Stanley Series N Preferred Stock”). A copy of the Certificate of Designation relating to the Morgan Stanley Series N Preferred Stock is filed as Exhibits 3.2 and 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 2, 2020, Morgan Stanley issued a press release announcing the completion of the Mergers, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing information in Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

Additional exhibits are filed herewith in connection with the issuance of depositary shares representing interests in the Morgan Stanley Series N Preferred Stock.

Item 8.01. Other Matters.

The following risk factors supplement the “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Our ability to realize the anticipated benefits and synergies from the acquisition of E*TRADE involves a number of risks.

Our acquisition and integration of E*TRADE involves a number of risks, including failure to realize anticipated benefits and synergies of the acquisition and difficulty integrating the two businesses, including our inability to successfully combine E*TRADE’s businesses with ours, to rationalize technology platforms, to achieve expected cost savings and funding benefits, and the assumption of known and unknown liabilities of E*TRADE. It is possible that the integration process could also result in unanticipated disruption to the E*TRADE direct-to-consumer online platform, the loss of key Morgan Stanley or E*TRADE employees, the loss of clients, or an overall integration process that takes longer than originally anticipated.

We will be subject to increased risks associated with E*TRADE’s businesses and direct-to-consumer model.

As a result of the acquisition we will be subject to increased exposure to risks associated with the direct-to-consumer retail brokerage services industry. Changes in interest rates and our inability to manage interest rate risk in our retail securities business could negatively impact the profitability of this business. In addition, changes in business, economic, political, or competitive conditions could cause a downturn in the global financial markets, and such a downturn could decrease the volume of customer transactions, result in a reduction of cash or securities balances held in E*TRADE accounts, reduce demand for margin lending or increase pricing pressure, which may, in turn, result in lower net interest income, trading-based revenue, fees and service charges.

Further, E*TRADE’s customers primarily conduct financial transactions over the internet and through mobile services, which may expose us to increased operational risks, including technological failures, cyber-attacks, privacy breaches, human error or fraud. In addition, extraordinary trading volumes or site usage could cause our systems to operate at an unacceptably slow speed or even fail. Disruptions to, destruction of, instability of or other failure to effectively maintain our information technology systems or external technology that allows retail customers to use brokerage products and services could harm our business and our reputation. We will also need to manage additional regulatory and compliance risks associated with E*TRADE’s direct-to-consumer business.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

3.1 and 4.1	Certificate of Designation of the Registrant relating to the Morgan Stanley Series M Preferred Stock.
3.2 and 4.2	Certificate of Designation of the Registrant relating to the Morgan Stanley Series N Preferred Stock.
4.3	Form of Certificate representing the Morgan Stanley Series M Preferred Stock.
4.4	Form of Certificate representing the Morgan Stanley Series N Preferred Stock.
4.5

Form of Deposit Agreement among Morgan Stanley, The Bank of New York Mellon and the holders from time to time of the depositary receipts representing interests in the Morgan Stanley Series N Preferred Stock described therein.

4.6	Form of Depositary Receipt representing interests in the Morgan Stanley Series N Preferred Stock, included in Exhibit 4.5 hereto.
99.1	Joint Press Release issued by Morgan Stanley and E*TRADE, dated October 2, 2020.
101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline eXtensible Business Reporting Language (“Inline XBRL”).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

By: /s/ Martin M. Cohen
Date: October 2, 2020	Name: Martin M. Cohen
Title: Corporate Secretary